                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2000


                              RAINFOREST CAFE, INC.
             (Exact name of registrant as specified in its charter)







         MINNESOTA                     000-27366                41-1779527
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


          720 SOUTH FIFTH STREET
          HOPKINS, MINNESOTA                            55343
   (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (612) 945-5400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         The Registrant's Press Releases each dated March 30, 2000, which are filed as Exhibits 99.1 and 99.2, respectively to this Form 8-K are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(1)      Financial Statements of Business Acquired.
         Not required.

(2)      Pro Forma Financial Information.
         Not required.

(c)      Exhibits

         99.1     Press Release of Rainforest Cafe, Inc. dated March 30, 2000.

         99.2     Press Release of Rainforest Cafe, Inc. dated March 30, 2000.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RAINFOREST CAFE, INC.
                                            (Registrant)



Date: March 31, 2000                        By:  /s/ Kenneth W. Brimmer
                                               --------------------------------
                                            Name:  Kenneth W. Brimmer
                                            Title: President

                                  EXHIBIT INDEX


    EXHIBIT NO.   DESCRIPTION

         99.1     Press Release of Rainforest Cafe, Inc. dated March 30, 2000.

         99.2     Press Release of Rainforest Cafe, Inc. dated March 30, 2000.













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